UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 22, 2005

HOMEBANC CORP.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-32245	20-0863067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2002 Summit Boulevard, Suite 100, Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 459-7400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 22, 2005, HomeBanc Corp. (“HomeBanc”) and certain of its wholly-owned subsidiaries entered into amendments to the debt agreements described below. HomeBanc, a real estate investment trust (“REIT”), maintains a portfolio of mortgage loans which historically have consisted primarily of mortgage loans originated by HomeBanc Mortgage Corporation, HomeBanc’s wholly-owned subsidiary (“HBMC”). From time to time, HomeBanc may purchase mortgage related securities issued by persons not affiliated with HomeBanc (collectively, “mortgage-based assets”) and hold such mortgage-based assets in its REIT portfolio. The amendments described below modify, among other things, the leverage ratios in HomeBanc’s debt agreements to permit HomeBanc to leverage such mortgage-based assets in furtherance of its strategy to increase the returns on its REIT portfolio.

8/05 Amended and Restated Senior Secured Credit Agreement

On December 22, 2005, HomeBanc and HBMC entered into an amendment (the “12/05 Amendment”) to the existing 8/05 Amended and Restated Senior Secured Credit Agreement dated as of August 1, 2005 by and among HomeBanc, HBMC, JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and a Lender, and the other Lender(s) named as parties thereto (as amended, the “Credit Agreement”). The 12/05 Amendment (1) allows HomeBanc and HBMC to issue up to $150,000,000 of qualified trust preferred securities, (2) amends the total recourse liabilities to adjusted tangible net worth ratio so that such ratio shall not exceed 8:1, (3) clarifies the timing of adjustments in the total liabilities to adjusted tangible net worth ratio and (4) modifies related definitions contained in the Credit Agreement. The 12/05 Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

JPMorgan Aggregation Facility

On December 22, 2005, JPMorgan Chase Bank, National Association (“JPMorgan”), Abetterwayhome Finance, LLC (“Finance”), and HomeBanc Funding Corp. (“Funding”) entered into Amendment No. 7 (the “JPMorgan Amendment”) to the existing Master Repurchase Agreement dated as of March 8, 2004 by and among JPMorgan, Finance and Funding (as amended, the “JPMorgan Aggregation Facility”). The JPMorgan Amendment (1) released Finance from all obligations under the JPMorgan Aggregation Facility and (2) modified certain representations and warranties and related definitions in the JPMorgan Aggregation Facility to include funding of second lien mortgage loans through the JPMorgan Aggregation Facility. As a result of the 12/05 Amendment described above, the financial covenants applicable to HomeBanc and HBMC under the JPMorgan Aggregation Facility and related guaranty were amended to be consistent with the covenants applicable to HomeBanc and HBMC under the Credit Agreement. The JPMorgan Amendment is attached hereto as Exhibit 10.2 and is incorporated herein by this reference. Finance and Funding are wholly-owned subsidiaries of HomeBanc.

Bear Stearns Aggregation Facility

On December 22, 2005, Bear Stearns Mortgage Capital Corporation (“Bear Stearns”), Abetterwayhome Finance, LLC II (“Finance II”), and HomeBanc Funding Corp. II (“Funding II”) entered into Amendment No. 8 (the “Bear Stearns Amendment”) to the existing Master Repurchase Agreement dated as of April 29, 2004 by and among Bear Stearns, Finance II and Funding II (as amended, the “Bear Stearns Aggregation Facility”). Concurrently with the execution of the Bear Stearns Amendment, Bear Stearns and HomeBanc entered into Amendment No. 4 (the “Guaranty Amendment”) to the existing Limited Guaranty dated as of June 7, 2004 made by HomeBanc in favor of Bear Stearns (as amended, the “Guaranty”). The Bear Stearns Amendment and the Guaranty collectively amended the existing ratio of total recourse liabilities to adjusted tangible net worth financial covenant applicable to HomeBanc under the Guaranty to permit such ratio to be no greater than 9:1. Copies of the Bear Stearns Amendment and the Guaranty Amendment are attached hereto as Exhibits 10.3 and 10.4, respectively, and are incorporated herein by this reference. Finance II and Funding II are wholly-owned subsidiaries of HomeBanc.

Merrill Lynch Repurchase Agreement

On December 22, 2005, Merrill Lynch Mortgage Capital Inc. (“Merrill Lynch”), HBMC and HomeBanc entered into Amendment No. 8 (the “Merrill Lynch Amendment”) to their existing Master Repurchase Agreement dated as of February 27, 2002 (as amended, the “Merrill Lynch Facility”). The Merrill Lynch Amendment amended the ratio of total recourse liabilities of HomeBanc and its subsidiaries, on a consolidated basis, to the adjusted tangible net worth of HomeBanc and its subsidiaries, on a consolidated basis, so that such ratio cannot exceed 8:1. A copy of the Merrill Lynch Amendment is attached hereto as Exhibit 10.5 and is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
10.1	12/05 Amendment to Credit Agreement dated as of December 22, 2005 by and among HomeBanc Corp., HomeBanc Mortgage Corporation, JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and a Lender, and the other Lender(s) named as parties thereto.

10.2	Amendment No. 7 dated as of December 22, 2005, by and between JPMorgan Chase Banc, National Association, Abetterwayhome Finance, LLC, and HomeBanc Funding Corp.

10.3	Amendment No. 8 dated as of December 22, 2005, by and between Bear Stearns Mortgage Capital Corporation, Abetterwayhome Finance, LLC II and HomeBanc Funding Corp. II.

10.4	Amendment No. 4 dated as of December 22, 2005, by and between Bear Stearns Mortgage Capital Corporation and HomeBanc Corp.

10.5	Amendment No. 8 to Master Repurchase Agreement, dated as of December 22, 2005, by and among Merrill Lynch Mortgage Capital, Inc., HomeBanc Mortgage Corporation and HomeBanc Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMEBANC CORP.

/s/ Alana L. Griffin
Alana L. Griffin
Senior Vice President, Assistant
General Counsel & Assistant Secretary

Date: December 29, 2005

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	12/05 Amendment to Credit Agreement dated as of December 22, 2005 by and among HomeBanc Corp., HomeBanc Mortgage Corporation, JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and a Lender, and the other Lender(s) named as parties thereto.

10.2	Amendment No. 7 dated as of December 22, 2005, by and between JPMorgan Chase Banc, National Association, Abetterwayhome Finance, LLC, and HomeBanc Funding Corp.

10.3	Amendment No. 8 dated as of December 22, 2005, by and between Bear Stearns Mortgage Capital Corporation, Abetterwayhome Finance, LLC II and HomeBanc Funding Corp. II.

10.4	Amendment No. 4 dated as of December 22, 2005, by and between Bear Stearns Mortgage Capital Corporation and HomeBanc Corp.

10.5	Amendment No. 8 to Master Repurchase Agreement, dated as of December 22, 2005, by and among Merrill Lynch Mortgage Capital, Inc., HomeBanc Mortgage Corporation and HomeBanc Corp.